================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                        Pacific Continental Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 12a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                [LETTERHEAD OF PACIFIC CONTINENTAL CORPORATION]

TO OUR SHAREHOLDERS:

     You are cordially invited to attend the 2000 Annual Meeting of Shareholders of Pacific Continental Corporation which will be held at 7:30 p.m. on Tuesday, April 25, 2000, at Pacific Continental Bank's Olive Street Office, 111 West 7th Avenue, Eugene, Oregon.

     It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and return your Proxy in the return envelope provided.

                                            Sincerely,

                                            /s/ J. Bruce Riddle

March 20, 2000                              J. BRUCE RIDDLE
                                            Chief Executive Officer

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN that pursuant to call of its directors, the regular Annual Meeting of the Shareholders of Pacific Continental Corporation ("Company") will be held at 111 West 7th Avenue, Eugene, Oregon, on Tuesday, April 25, 2000, at 7:30 p.m., for the purpose of considering and voting upon the following matters:

1. ELECTION OF DIRECTORS: Electing three persons to serve as Class 1 directors, each to serve a three-year term or until their successors are elected and qualified.

2. WHATEVER OTHER BUSINESS may properly be brought before the meeting or any adjournment thereof.

     Only those shareholders of record at the close of business on March 15, 2000, will be entitled to notice of the meeting and to vote at the meeting.


                                       By Order of the Board of Directors

                                       /s/ Bruce Riddle

Eugene, Oregon                         J. BRUCE RIDDLE
March 20, 2000                         President and
                                       Chief Executive Officer


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, WE URGE YOU TO SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. IF YOU DO ATTEND THE MEETING, YOU MAY THEN WITHDRAW YOUR PROXY. THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS EXERCISE.

                        PACIFIC CONTINENTAL CORPORATION


    111 West 7th Avenue                                     P.O. Box 10727
     Eugene, OR  97401                               Eugene, Oregon  97440-2727


                                PROXY STATEMENT

                      For Annual Meeting of Shareholders
                         to be held on April 25, 2000


                                 INTRODUCTION

     This Proxy Statement and the accompanying Proxy are furnished to the shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at it's Annual Meeting of Shareholders to be held on Tuesday, April 25, 2000, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The date of this Proxy Statement is March 15, 2000. This Proxy Statement and the accompanying Proxy and Notice of Annual Meeting were first mailed to shareholders on or about March 20, 2000.


                              GENERAL INFORMATION


Purpose of the Meeting

     The purpose of the meeting is to:

     . Elect three persons to serve as directors of the Company, to serve three-year terms.


Record Ownership; Quorum

    Shareholders of record as of the close of business on March 15, 2000, are entitled to one vote for each share of common stock of Pacific Continental Corporation ("Common Stock") then held. As of March 15, 2000, the Company had 4,575,683 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting. Abstentions will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining the existence of a quorum. Broker nonvotes will not be considered shares present and will not be included in determining whether a quorum is present.


Solicitation of Proxies

     The Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposal to be considered at the Annual Meeting. In addition to the use of the mail, proxies may be solicited by personal interview or telephone by directors, officers and employees of the Company or its bank subsidiary, Pacific Continental Bank ("Bank"). It is not expected that compensation will be paid for the solicitation of proxies.

     When a Proxy card is returned properly signed and dated, the shares represented by the Proxy will be voted in accordance with the instructions on the Proxy card. Where no instructions are indicated, proxies will be voted FOR the nominees.

Voting of Proxies by Record Holder

     Shareholders who execute Proxies retain the right to revoke them at any time. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company or by filing a later Proxy prior to a vote being taken at the Annual Meeting. Attendance at the Annual Meeting will not automatically revoke a Proxy, but a shareholder in attendance may request a ballot and vote in person, thereby revoking a prior granted Proxy.


Voting of Proxies by Beneficial Holder

     If your shares of the Company Common Stock are held by a bank, broker or other holder of record, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or a letter from your bank or broker is examples of proof of ownership. If you are a beneficial owner of Common Stock and want to vote your shares in person, you must obtain a Proxy in your name from your bank, broker or other holder of record in order to vote at the Annual Meeting.


Voting for Directors

    The three nominees for election as directors at the Annual Meeting who receive the highest number of affirmative votes will be elected. Shareholders are not permitted to cumulate their votes for the election of directors. Votes may be cast for or withheld from the directors as a group, or for each individual nominee. Votes that are withheld and broker non-votes will have no effect on the outcome of the election because directors will be elected by a plurality of votes cast.


Nominations for Directors

    Nominations may be made in accordance with the prior notice provisions contained in the Company's bylaws. These notice provisions require that a shareholder provide the Company with written notice not less than ten (10) nor more than fifty (50) days prior to any meeting of shareholders called for the election of directors (or if less than twenty-one (21) days notice is given to shareholders, within seven (7) days from the date the notice of meeting, was mailed).

                    PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     The Company's Articles of Incorporation provide that the number of directors will be not less than six (6), with the specific number of directors to be fixed in the Company's Bylaws. The Company's Bylaws currently provide for a board of nine (9) directors. The Company's Articles of Incorporation require that the terms of the directors be staggered so that approximately one-third of the total number of directors is elected each year.

     The directors being nominated for election at the 2000 Annual Meeting are:
Messrs. Robert A. Ballin, Donald A. Bick and Ronald F. Taylor. These nominees will be elected for a three-year term, until their successors have been elected and qualified.

     The Board of Directors recommends that you vote FOR the nominees to be elected as directors.

     If any of the nominees should refuse or be unable to serve, your Proxy will be voted for such persons as are designated by the Board of Directors to replace any such nominee. The Board of Directors presently has no knowledge that any nominee will refuse or be unable to serve.


Nominees and Continuing Directors

     The following table sets forth certain information with respect to the nominees for director (Messrs. Robert A. Ballin, Donald A. Bick and Ronald F. Taylor) and the continuing directors of the Company. The table includes the directors' ages and their principal occupations during the past five years. Each of the nominees is presently a director of the Company and the Bank. The table also indicates the number of shares of common stock beneficially owned by each individual on December 31, 1999, and the percentage of common stock outstanding on that date that the person's holdings represented. However, where beneficial ownership was less than one percent of all outstanding shares, the percentage is not reflected in the table.


                                                                                   Percentage of
                                                                                    Common Stock
                                         Principal Occupation                       Beneficially
     Name, Age and                        of Director During                        Owned as of
   Tenure as Director                      Last Five Years                       December 31, 1999
-------------------------  -------------------------------------------------  ------------------------
                                                                                      (1) (2)

                        Nominees for Director for Three-Year Term Expiring 2003

Robert A. Ballin, 58       President and CEO of Willis                                215,195
 Since 1980                Corporation of Eugene                                      (4.52%)

Donald A Bick, 64          Attorney, Bick & Monte                                      49,928 (3)
 Since 1972                                                                           (1.05%)

Ronald F. Taylor, 63       General Manager, Willamette                                 16,960 (4)
 Since 1973                Graystone, Inc.

                                                                                   Percentage of
                                                                                    Common Stock
                                         Principal Occupation                       Beneficially
     Name, Age and                        of Director During                        Owned as of
   Tenure as Director                      Last Five Years                       December 31, 1999
-------------------------  -------------------------------------------------  ------------------------
                                                                                      (1) (2)

                                   Directors with Term Expiring 2001

Larry G. Campbell, 59      President, L.G. Campbell Company; Inc.                      32,487
 Since 1982                Campbell Commercial Real Estate

James W. Putney, 60        Private Investor; VP and GM of KVAL                         29,591 (5)
 Since 1989                Television

J. Bruce Riddle, 55        President and CEO of Pacific Continental                   303,928 (6)
 Since 1980                Bank                                                       (6.38%)

                                    Directors with Term Expiring 2002

Michael S. Holcomb, 56     Owner, Berjac of Oregon; Manager &                          64,563 (7)
 Since 1997                Partner Berjac Portland and Denver                         (1.36%)

Donald G. Montgomery, 60   Executive Vice President, Timber                            10,044
 Since 1996                Products, Co.

Kevin G. Murphy, 58        Chairman of Pacific Continental Bank;                      433,854 (8)
 Since 1972                Vice President and Owner, Murphy Co.                       (9.11%)


1. Shares held directly with sole voting and sole investment power, unless otherwise indicated.

2. Includes shares that could be acquired within 60 days by the exercise of stock options as follows: Ballin 4,125 shares; Bick 4,125 shares, Campbell 4,125 shares; Murphy 4,125 shares; Putney 4,125 shares; Riddle 11,688 shares; and Taylor 4,125 shares.

3. Includes 5,121 shares held as custodian for grandchildren, and 716 shares held by spouse.

4.   Includes 2,925 shares held by spouse.

5.   Includes 1,200 shares held as custodian for children.

6.   Includes 51,285 shares held by spouse.

7.   Includes 8,293 shares held jointly with adult sons.

8. Includes 4,510 shares held by spouse and 1,000 shares as trustee for a minor child.


                      INFORMATION REGARDING THE BOARD OF
                         DIRECTORS AND ITS COMMITTEES

     The following sets forth information concerning the Board of Directors and Committees of the Company and the Bank during the fiscal year ended December 31, 1999.


Board of Directors

     The Company held 6 Board meetings and the Bank held 13 Board meetings in 1999. Each director attended at least 75% percent of the aggregate of (i) the total number of meetings of the Boards of Directors, and (ii) the total number of meetings held by all committees on which he served.

Certain Committees of the Board of Directors

     The Bank Board has established an Audit Committee, a Compensation Committee and an Executive Committee. When the need arises the full Board serves as the Nominating Committee. The committees of the Bank also act as the committees for the Company.

     Audit Committee. The function of the Audit Committee includes reviewing the plan, scope, and audit results of the independent auditors, as well as reviewing and approving the services of the independent auditors. The Audit Committee reviews or causes to be reviewed the reports of bank regulatory authorities and reports its conclusions to the Board. The Audit Committee also reviews procedures with respect to the records and business practices of the Company and Bank, and reviews the adequacy and implementation of the internal auditing, accounting and financial controls. The Committee held four meetings during the year. For 1999, members of the Audit Committee consisted of Messrs. Bick (Chairman), Montgomery, Murphy, Putney and Riddle.

     Compensation Committee. The Compensation Committee met twice to review and approve the retirement and benefit plans, and to determine the salary and incentive compensation for Mr. Riddle and certain other executive officers. For 1999, members of the Compensation Committee consisted of Messrs. Montgomery (Chairman), Holcomb, Riddle, and Taylor. However, Mr. Riddle, who is the President and CEO of the Bank, did not participate in the Committee's or Board's action on his compensation.

     Executive Committee. The main functions of the Executive Committee are (i) to establish the agenda for the Board meetings, (ii) to receive reports from the executive officers regarding their activities and the implementation of the Company's business plan, and (iii) to ensure the Company and Bank are appropriately meeting the goals and that the strategic planning process is being followed. The committee held one meeting during the year. For 1999, members of the Executive Committee consisted of Messrs. Murphy (Chairman), Ballin, Montgomery, Putney and Riddle.


Compensation of Directors

     Director Fees. Pursuant to the Bank's Bylaws, the Bank has an established program for director compensation in which each director of the Bank receives a fee of $1,000 for the first regularly scheduled meeting and $75 for each committee meeting attended. The Chairman of the Board receives $1,100 for the first regularly scheduled meeting and $100 for each committee meeting attended. Effective January 1, 2000, the fee for attending regularly scheduled meetings was changed to $1,150 for each director and $1,265 for the Chairman of the Board.

     In addition to their directors' fees, directors participate in an incentive bonus program. The program provides that directors may receive an annual bonus of between $1,000 and $9,000, determined by the Bank's return on average assets. For 1999, the bonus program resulted in payments of $6,000 to each director, a total expenditure of $54,000.

     Directors' Stock Option Plan. The Company maintains Director Stock Option Plans ("DSOP") for the benefit of non-employee directors. The DSOP authorize the non-employee directors of the Board to administer the DSOP and to grant nonqualified stock options to non-employee directors of the Company. The DSOP provides that the exercise price of options granted under the DSOP must be not less than the greater of (i) 100% of the fair market value; or (ii) the net book value of such stock on the date of the grant. All options granted under the DSOP expire not more than ten years from the date of grant.

     From time to time, the DSOP is amended or a new plan is adopted to provide for additional shares. In 1999, the Board adopted and the shareholders approved a new Director Stock Option Plan ("1999 DSOP"), providing for the grant of up to 100,000 shares of the Company's Common Stock. At December 31, 1999, 100,000 shares remained available for issuance under the 1999 DSOP, subject to appropriate adjustments for any stock splits, stock dividends, or other changes in the capitalization of the Company. No shares remain available for grant under any of the other existing DSOP's.


                            EXECUTIVE COMPENSATION

     The following table sets forth the compensation received by the Chief Executive Officer and the four most highly compensated principal officers of the Company, whose total compensation during the last fiscal year exceeded $100,000, during the last three fiscal years. The Bank pays all compensation of the executive officers.


                          SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------------------------------------------------
                                                                                             Long Term
                                                                                            Compensation
                                                                               -------------------------------------
                                          Annual Compensation                           Awards              Payouts
                           --------------------------------------------------  -------------------------   ---------
                                                                                              Securities
                                                                  Other        Restricted     Underlying                All Other
Name and Principal                                               Annual          Stock         Options/      LTIP     Compensation
Position                    Year    Salary (1)   Bonus (2)   Compensation (3)    Awards        SARs(#)      Payouts     (4)(5)(6)
------------------------------------------------------------------------------------------------------------------------------------
J. Bruce Riddle,            1999     $243,650     $223,000         $0               $0               0          $0        $ 24,551
President and CEO           1998     $219,092     $186,500         $0               $0           1,000          $0        $ 23,893
                            1997     $215,295     $175,500         $0               $0           4,500          $0        $375,769
------------------------------------------------------------------------------------------------------------------------------------
Hal M. Brown                1999     $111,834     $ 74,000         $0               $0               0          $0        $ 19,581
Executive Vice              1998     $103,700     $ 74,000         $0               $0           1,000          $0        $ 19,439
 President, Chief           1997     $ 95,069     $ 70,000         $0               $0           4,500          $0        $173,973
 Operating Officer
------------------------------------------------------------------------------------------------------------------------------------
John M. Gyde,               1999     $ 98,938     $ 58,000         $0               $0               0          $0        $ 15,920
Executive Vice              1998     $ 94,290     $ 58,000         $0               $0           1,000          $0        $ 16,049
 President, Senior Loan     1997     $ 89,449     $ 54,000         $0               $0           4,500          $0        $172,858
 Officer
------------------------------------------------------------------------------------------------------------------------------------
T. Dean. Hansen,            1999     $ 83,069     $ 34,000         $0               $0               0          $0        $ 16,129
Senior Vice President       1998     $ 80,335     $ 34,000         $0               $0           1,000          $0        $ 16,287
Manager                     1997     $ 77,030     $ 32,000         $0               $0           4,500          $0        $209,002
------------------------------------------------------------------------------------------------------------------------------------
Judy A. Thompson,           1999     $ 86,474     $ 45,000         $0               $0               0          $0        $ 14,928
Senior Vice President       1998     $ 80,701     $ 45,000         $0               $0           1,000          $0        $ 14,782
Manager                     1997     $ 69,765     $ 40,000         $0               $0           4,500          $0        $ 64,531
------------------------------------------------------------------------------------------------------------------------------------

1. Includes director and committee fees paid to Mr. Riddle and Mr. Gyde during 1999, 1998 and 1997.

2.   Includes director bonuses earned by Mr. Riddle.

3. Does not include amounts attributable to miscellaneous benefits received by executive officers, including the use of company-owned automobiles and the payment of certain club dues. In the opinion of management, the costs to the Bank of providing such benefits to any individual executive officer during the year ended December 31, 1999 did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the individual.

4. Includes approximate contributions paid by the Bank during 1999 for the benefit of Messrs. Riddle, Gyde, Brown, and Hansen and Ms. Thompson in the amounts of $20,000, $11,368, $13,420, $9,968 and $10,377, respectively, pursuant to the Bank's 401(k) Profit Sharing Plan.

5. Includes insurance premiums paid by the Bank during 1999 on behalf of Messrs. Riddle, Gyde, Brown and Hansen and Ms. Thompson in the amounts of $4,551, $4,551, $6,161, $6,161 and $4,551, respectively.

6. Includes option settlement paid in 1997 to Messrs. Riddle, Gyde, Brown, Hansen and Ms. Thompson, as participants in the Bank's employee stock option plans for amounts that were earned through stock splits and/or stock dividends, but unpaid over the term of the plans. The amounts listed represent the value of stock received as follows: $352,057 (21,510 shares), $158,339 (9,674 shares), $156,694 (9,574 shares), $193,992 (11,852 shares)
     and $51,960 (3,154 shares), respectively.


Stock Option Grants

     There were no stock option grants during the year ended December 31, 1999.


Stock Option Exercises

     The following table sets forth certain information concerning exercises of stock options pursuant to the Company's stock option plans by the named executive officers during the year ended December 31, 1999 and stock options held at year-end.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND YEAR END OPTION VALUES

==========================================================================================================================
                                                                   Number of                          Value of
                                                             Unexercised Options at             Unexercised Options at
                          Shares                                    Year End                         Year End (2)
                       Acquired on       Value            ----------------------------------------------------------------
     Name                Exercise     Realized (1)        Exercisable      Unexercisable     Exercisable     Unexercisable
--------------------------------------------------------------------------------------------------------------------------
J. Bruce Riddle                 0        $     0             11,688              0             $39,039             0
--------------------------------------------------------------------------------------------------------------------------
Hal M. Brown                4,991        $43,347             11,688              0             $39,039             0
--------------------------------------------------------------------------------------------------------------------------
John M. Gyde                4,991        $46,466             11,688              0             $39,039             0
--------------------------------------------------------------------------------------------------------------------------
T. Dean. Hansen             6,187        $35,493              7,500              0             $22,790             0
--------------------------------------------------------------------------------------------------------------------------
Judy A. Thompson                0        $     0             11,688              0             $39,039             0
==========================================================================================================================

1. For the purposes of the foregoing table the value realized is the difference between the market price (at the time the option was exercised) and the exercise price multiplied by the number of shares exercised.

2. On December 31, 1999, the estimated market price of the Common Stock was $13.00. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

401(k) Profit Sharing Plan

     The Bank has a 401(k) Profit Sharing Plan ("401(k) Plan") covering substantially all employees. An employee must be at least 18 years of age and have one year of service with the Bank to be eligible for the 401(k) Plan ("Effective Date"). Under the 401(k) Plan, participants may defer a percentage of their compensation, the dollar amount of which may not exceed the limit as governed by law. At the discretion of the Board, the Bank may also elect to pay a discretionary matching contribution equal to a percentage of the amount of the salary deferral made by the participant. The 401(k) Plan provides that contributions made are 100% vested immediately upon the participant's Effective Date. The expense relating to the Bank's contributions for the year ended December 31, 1999, was $344,387.

     The Bank acts as the Plan Administrator of the 401(k) Plan. The 401(k) Plan's trustees determine general investment options. The 401(k) Plan participants make specific investment decisions.


Stock Option Plans

     The Company maintains Incentive Stock Option Plans ("Plans") for the benefit of employees of the Bank. A committee of non-employee directors of the Board administers the Plans. Under the terms of the Plans, the committee may grant employees of the Bank options in the form of "incentive" or "non-qualified" stock options to purchase shares of the Company's Common Stock at a purchase price of not less than the greater of (i) 100% of the fair market value; or (ii) the net book value of such stock on the date of the grant (in the case of an incentive stock option, the price may not be less than the fair market value). The options have a term not exceeding ten years from the date the option is granted.

     From time to time, the Plans are amended or a new plan is adopted to provide for additional shares. In 1999, the Board adopted and the shareholders approved a new Incentive Stock Option Plan ("1999 Plan"). The 1999 Plan provides for the grant of up to 500,000 shares of the Company's Common Stock. At December 31, 1999, 500,000 shares remained available for issuance under the 1999 Plan, subject to appropriate adjustments for any stock splits, stock dividends, or other changes in the capitalization of the Bank. No shares remain available for grant under any of the other existing Plans.


Executive Severance Agreements

     During 1997, the Bank entered into Executive Severance Agreements with certain of its executive officers. Under these agreements, the executive is entitled to receive severance payments in the event his or her employment is terminated (i) voluntarily or involuntarily within three years after a change in control (as defined); or (ii) involuntarily within two years prior to the occurrence of a change in control. Under the terms of these agreements, Messrs. Riddle and Hansen and Ms. Thompson would be eligible to receive a lump sum payment equal to the executive's highest compensation received during any of the most recent three calendar years prior to or simultaneous with, the change in control; and Messrs. Brown and Gyde would be eligible to receive an amount equal to one and one-half times the executive's highest compensation received during any of the most recent three calendar years prior to or simultaneous with, the change in control.

Report on Executive Compensation

     The following is a report of the non-employee members of the Compensation Committee of the Board of Directors who are responsible for establishing and administering the Bank's Executive Compensation Program. The following report includes specific matters relating to compensation during the year 1999.

     Compensation Philosophy and Objectives. The philosophy underlying the development and administration of the Bank's annual and long-term compensation plans is the alignment of the interests of executive management with those of the shareholders. Key elements of this philosophy are:

     * Establish compensation plans which deliver pay commensurate with the Bank's performance, as measured by operating, financial and strategic objectives,

     * Provide significant equity-based incentives for executives to ensure that they are motivated over the long-term to respond to the Bank's business challenges and opportunities as owners, rather than just as employees,

     * Reward executives if shareholders receive an above-average return on their investment over the long-term.

     The objective for computing executive base salaries is to structure salaries that are competitive within the marketplace. An incentive bonus is the vehicle by which executives can earn additional compensation depending on individual and Bank performance relative to certain annual objectives. The Bank objectives are a combination of operating, financial and strategic goals (such as loan and deposit levels, asset quality, earnings per share, operating income, etc.) that are considered to be critical to the Bank's fundamental goal - building shareholder value.

     The Bank's current long-term incentive program consists of the 1999 Stock Option Plan. Grants are considered at the then value of the Bank's Common Stock, thereby providing an additional incentive for executives to build shareholder value. Executives receive value from these grants if the Company's Common Stock appreciates over the long-term. No options were granted in 1999.


                       Executive Compensation Committee

                        Donald G. Montgomery (Chairman)
                              Michael S. Holcomb
                      J. Bruce Riddle (President and CEO)
                               Ronald F. Taylor


     Compensation Committee Interlocks and Insider Participation. Mr. J. Bruce Riddle, the President and CEO of the Bank during 1999, serves as a member of the Compensation Committee. Mr. Riddle does not vote on any matter affecting compensation paid or awarded to him.

     Bank Performance and Compensation. During 1999, the Bank achieved its operating and financial goals of asset quality, earnings per share, and operating income. Considering these accomplishments, which were not specifically weighted, the Board awarded the Bank's President and Chief Executive, J. Bruce Riddle, an incentive bonus payment.

                            STOCK PERFORMANCE GRAPH

     The following line graph and table compares the total cumulative shareholder return on the Company's Common Stock, based on reinvestment of all dividends, to the cumulative total returns of the Standard & Poor's S&P Composite 500 Index ("SPX") and the NASDAQ Banking Index ("CBNK"). The graph assumes $100 invested on December 31, 1994, in the Company's Common Stock and each of the indices.


                    [LINE GRAPH OF CUMULATIVE TOTAL RETURN]


                                                                         December 31
--------------------------------------------------------------------------------------------------------------------
                                          1994          1995          1996          1997          1998          1999
--------------------------------------------------------------------------------------------------------------------
PCB (PCBK)                               $ 100         $ 100         $ 107         $ 175         $ 198         $ 147
S&P 500 (SPX)                              100           134           161           211           268           320
NASDAQ Banks (CBNK)                        100           145           183           299           264           243

                         SECURITY OWNERSHIP OF CERTAIN
                       BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information with respect to named executive officers who are not directors or nominees for directors, as well as those persons who at December 31, 1999, beneficially owned more than five percent of the Company's outstanding Common Stock. At December 31, 1999, the Company was not aware of any persons, other than directors previously disclosed, who beneficially owned more than 5% of the Company's Common Stock. The table indicates the number of shares of common stock beneficially owned by each individual on December 31, 1999, and the percentage of common stock outstanding on that date that the person's holdings represented. However, where beneficial ownership was less than one percent of all outstanding shares, the percentage is not reflected in the table.

                                                                               Shares and Percentage
                                                   Relationship                   of Common Stock
Name, Address and Age                             with the Bank                Beneficially Owned (1)
----------------------------------------  ------------------------------  --------------------------------
Executive Officers

    Hal M. Brown, 46                      Executive Vice President and                126,293 (2)
                                          Chief Operating Officer                     (2.65%)

    John M. Gyde, 57                      Executive Vice President                     79,929 (3)
                                          Senior Loan Officer                         (1.68%)

    Mitchell J. Hagstrom, 43              Vice President                               37,265 (4)
                                          Manager Client Services

    T. Dean Hansen, 53                    Senior Vice President Manager                44,561 (5)

    Judy A. Thompson, 53                  Senior Vice President Manager                31,462

All directors and executive officers as                                             1,476,060
 a group (14 persons)                                                                (31.00%)


1. Share amounts include options to acquire shares that are exercisable within 60 days as follows: Messrs. Brown 11,688 shares, Gyde 11,688 shares; Hagstrom 12,688 shares; Hansen 7,500 shares; and Ms. Thompson 11,688 shares.

2.   Includes 5,039 shares held by adult children living in household.

3.   Includes 23,329 shares held by spouse.

4. Includes 14,260 shares held in a charitable remainder trust and 212 shares held as custodian for minor children

5. Includes 541 shares held for minor children and 1,358 shares by Mr. Hansen's mother-in-law who resides in his home.

                         TRANSACTIONS WITH MANAGEMENT

The Bank has had, and expects to have in the future, banking transactions, including loans, in the ordinary course of business with directors, executive officers, and their associates, on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with other persons, which transactions do not involve more than the normal risk of collection or present other unfavorable features. All such loans were made in the ordinary course of the Bank's business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other customers and in the opinion of management, do not involve any undue credit risk to the Bank.


               COMPLIANCE WITH SECTION 16(a) FILING REQUIREMENTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, ("Section 16(a)") requires that all executive officers and directors of the Bank and all persons who beneficially own more than 10 percent of the Company's Common Stock file reports with the Securities and Exchange Commission with respect to beneficial ownership of the Company's Securities. The Company has adopted procedures to assist its directors and executive officers in complying with the
Section 16(a) filings.

     Based solely upon the Company's review of the copies of the filings which it received with respect to the fiscal year ended December 31, 1999, or written representations from certain reporting persons, the Company believes that all reporting persons made all filings required by Section 16(a) on a timely basis except for two specific incidences. The insiders and the reports deemed to have been filed delinquently are as follows: one report for Kevin G. Murphy, who acquired 2,638 shares in November, but filed a late report in December; and one report for J. Bruce Riddle, who disposed of 10,000 shares in December, but filed a late report in January.


                                   AUDITORS

     Zirkle Long & Trigueiro LLC, Certified Public Accountants, performed the audit of the consolidated financial statements for the Company for the year ended December 31, 1999. Representatives of Zirkle Long & Trigueiro LLC will be present at the Annual Meeting, and will have the opportunity to make a statement if they so desire. They also will be available to respond to appropriate questions.

     At a future meeting, the Board will appoint independent auditors to audit the Company's financial statements for 2000. The Board will review the scope of any such audit and other assignments given to the auditors to access whether such assignments would affect their independence.


                                OTHER BUSINESS

     The Board of Directors knows of no other matters to be brought before the shareholders at the Annual Meeting. In the event other matters are presented for a vote at the Meeting, the Proxy holders will vote shares represented by properly executed Proxies in their discretion in accordance with their judgment on such matters.

     At the Meeting, management will report on the Company's business and shareholders will have the opportunity to ask questions.

                 INFORMATION CONCERNING SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the 2001 Annual Shareholders' Meeting must be received by the Secretary of the Company prior to November 16, 2000, for inclusion in the 2001 Proxy Statement and form of proxy. In addition, if the Company receives notice of a shareholder proposal after January 30, 2001, the persons named as proxies in such proxy statement will have discretionary authority to vote on such shareholder proposal.


                             AVAILABLE INFORMATION

     The Company currently files periodic reports and other information with the SEC. Such information and reports may be read and copied at the SEC's Public Reference Room at 450 Fifth Street, NW, Washington, D. C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Reports and information filed by the Company electronically are available on the SEC Internet site at http://www.sec.gov.


                            REPORTS TO SHAREHOLDERS

     A copy of the 1999 Annual Report to Shareholders accompanies this Proxy Statement. Any shareholder may obtain from the Company, without charge, a copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934 for the year ended December 31, 1999. Written requests for the Form 10-K should be addressed to Mick Reynolds, Controller of Pacific Continental Bank, at P.O. Box 10727, Eugene, Oregon 97440-2727.


                                       By Order of the Board of Directors

                                       /s/ Hal Brown

Eugene, Oregon                         HAL BROWN
March 20, 2000                         Corporate Secretary

                                     PROXY
                        PACIFIC CONTINENTAL CORPORATION


PLEASE SIGN AND RETURN IMMEDIATELY

This Proxy Is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints J. Bruce Riddle, Robert A. Ballin, or Kevin G. Murphy, and each of them (with full power to act alone), my Proxy, with full power of substitution as Proxy, and hereby authorize Messrs. Riddle, Ballin or. Murphy to represent and to vote, as designated below, all the shares of common stock of Pacific Continental Corporation, held of record by the undersigned on March 15, 2000, at the Annual Meeting of Shareholders to be held on April 25, 2000 ("Meeting"), or any adjournment of such Meeting.

1.   ELECTION OF DIRECTORS. A vote to elect directors for a three-year term.

     A. I vote FOR all nominees listed below (except as marked to the contrary below). [_]

     B.   I WITHHOLD AUTHORITY to vote for all nominees in the list below. [_]

          Robert A. Ballin
          Donald A. Bick
          Ronald F. Taylor

     C. I WITHHOLD AUTHORITY to vote for any individual whose name I have struck a line through in the list above. [_]


2. WHATEVER OTHER BUSINESS may properly be brought before the Meeting or any adjournment thereof.

     THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" AND WILL BE VOTED "FOR" THE PROPOSAL LISTED UNLESS AUTHORITY IS WITHHELD OR A VOTE AGAINST OR AN ABSTENTION IS SPECIFIED, IN WHICH CASE THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATION SO MADE.

Management knows of no other matters that may properly be, or which are likely to be, brought before the Meeting. However, if any other matters are properly presented at the Meeting, this Proxy will be voted in accordance with the recommendations of management.

The Board of Directors recommends a vote FOR the listed directors.



                 , 2000              SIGN BELOW:
-----------------
  (Date signed)

                                     -------------------------------------------


                                     -------------------------------------------


                                     -------------------------------------------


                                     WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                     ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE
                                     GIVE FULL TITLE. IF MORE THAN ONE TRUSTEE,
                                     ALL SHOULD SIGN. ALL JOINT OWNERS MUST
                                     SIGN.

                                       1